Exhibit 10.20
AMENDMENT NO. 3
Dated as of September 21, 2016
to
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of November 4, 2015
THIS AMENDMENT NO. 3 (this “Amendment”) is made as of September 21, 2016 by and among PTC Inc., a Massachusetts corporation (the “Parent”), PTC (IFSC) Limited, an entity organized under the laws of the Republic of Ireland (the “Irish Borrower” and, together with the Parent, the “Borrowers”), the Lenders listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent’), under that certain Amended and Restated Credit Agreement, dated as of November 4, 2015, by and among the Parent, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Parent has requested that the Lenders and the Administrative Agent agree to make an amendment to the Credit Agreement; and
WHEREAS, the Borrowers, the requisite Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendment to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, clause (a)(xi) of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(xi)    the net increase, if any, in the amount of consolidated deferred revenue during such period, as reflected on the balance sheets of the Companies required to be delivered pursuant to Section 5.03(a) or 5.03(b) (to the extent such increase occurs during the eight (8) consecutive full fiscal quarters following the Effective Date); provided, that, in the case of any Acquisition or any other acquisition of all or substantially all the Equity Interests in, or all or substantially all the assets of (or the assets constituting a business unit, division, product line or line of business of), any Person permitted hereunder consummated during such period, any such increase attributable to the Persons or assets subject thereto shall be determined only from and after the consummation thereof

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2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts to this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent and (ii) to the extent invoiced no less than one (1) Business Day prior to the date hereof, payment and/or reimbursement of the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent in connection with this Amendment and the other Loan Documents.
3.    Representations and Warranties of the Borrowers. Each of the Borrowers hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as modified hereby constitute valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.
(b)    As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof (or, if a representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such specific date).
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    The Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.
(d)    This Amendment is a Loan Document.
5.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or other electronic imaging shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PTC INC., as the Parent

By: /s/Stephen G. Bouchard____________
Name: Stephen G. Bouchard
Title: Treasurer

PTC (IFSC) LIMITED, as the Irish Borrower

By: /s/Eamonn Clarke_________________
Name: Eamonn Clarke
Title: Director

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By:_/s/Daglas P. Panchal_________
Name: Daglas P. Panchal
Title: Vice President

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

KEYBANK NATIONAL ASSOCIATION

By:_/s/David A. Wild_________
Name: David A. Wild
Title: Senior Vice President

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender: Fifth Third Bank

By _/s/Glen Mastey_____________________
Name: Glen Mastey
Title: Managing Director

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender:

HSBC Bank USA, National Association

By _/s/Zhiyan Zeng___________________
Name: Zhiyan Zeng
Title: Vice President

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender:

Citizens Bank N.A.

By _/s/Patricia Grieve____________
Name: Patricia Grieve
Title: Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender:

ROYAL BANK OF CANADA

By /s/Theodore Brown_____________
Name: Theodore Brown
Title: Authorized Signatory

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender:

SANTANDER BANK, N.A.

By _/s/Marcelo Castro__________
Name: Marcelo Castro
Title: Managing Director

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender:

TD BANK, N.A.

By _/s/Christopher Matheson____________
Name: Christopher Matheson
Title: Director

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender:

BARCLAYS BANK PLC

By _/s/Christopher Aitkin_____________
Name: Christopher Aitkin
Title: Assistant Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender:

SUNTRUST BANK

By _/s/Jason Crowley______________
Name: Jason Crowley
Title: Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender:

U.S. BANK NATIONAL ASSOCIATION

By _/s/Brian Seipke_________________
Name: Brian Seipke
Title: Vice President

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender:

WELLS FARGO BANK, N.A.

By _/s/David Mallett_________________
Name: David Mallett
Title: Managing Director

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender:

SILICON VALLEY BANK

By _/s/Frank Groccia________________
Name: Frank Groccia
Title: Vice President

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender:

The Huntington National Bank

By _/s/Jared Shaner____________
Name: Jared Shaner
Title: Vice President

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender:

BANK OF AMERICA, N.A.

By _/s/Mukesh Singh____________
Name: Mukesh Singh
Title: Vice President

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender:

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, AS LENDER

By _/s/Kathryn Williams____________
Name: Kathryn Williams
Title: Vice President

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement
PTC Inc.